UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2016

ALDEYRA THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36332	20-1968197
(Commission File No.)	(IRS Employer Identification No.)

131 Hartwell Avenue, Suite 320

Lexington, MA 02421

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 761-4904

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

At the 2016 annual meeting of stockholders (the “Annual Meeting”) of Aldeyra Therapeutics, Inc. (the “Company”) held on June 9, 2016, the following proposals were submitted to the stockholders of the Company:

Proposal 1:	The election of two directors to serve as Class II directors until the Company’s 2019 annual meeting of stockholders or until their successors are duly elected and qualified.

Proposal 2:	The ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

Proposal 3:	The approval of an amendment to the Company’s 2013 Equity Incentive Plan to increase the aggregate number of shares authorized for issuance under such plan.

Proposal 4:	The approval of the Company’s 2016 Employee Stock Purchase Plan.

For more information about the foregoing proposals, see the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on April 25, 2016 (the “Proxy Statement”). Of the 9,712,521 shares of the Company’s common stock entitled to vote at the Annual Meeting, 7,988,316 shares, or approximately 82.2%, were represented at the meeting in person or by proxy, constituting a quorum. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, in respect of each such proposal is set forth below:

Proposal 1:    Election of Directors.

The Company’s stockholders elected the following directors to serve as Class II directors until the 2019 annual meeting of stockholders or until their successors are duly elected and qualified. The votes regarding the election of the directors were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Gary Phillips, M.D.	5,743,946	1,646,529	597,841
Neal Walker, D.O.	7,202,357	188,118	597,841

Proposal 2:    Ratification of Appointment of BDO USA, LLP.

The Company’s stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
7,928,865	9,137	50,314	—

Proposal 3:    Approval of Amendment to the Company’s 2013 Equity Incentive Plan.

The Company’s stockholders approved the amendment to the Company’s 2013 Equity Incentive Plan to increase the aggregate number of shares authorized for issuance under such plan. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
5,726,578	1,663,577	320	597,841

Proposal 4:    Approval of the Company’s 2016 Employee Stock Purchase Plan.

The Company’s stockholders approved the Company’s 2016 Employee Stock Purchase Plan. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
7,167,109	221,066	2,300	597,841

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALDEYRA THERAPEUTICS, INC.

By:	/s/ Todd C. Brady, M.D., Ph.D.
Name: Todd C. Brady, M.D., Ph.D.
Title: President and Chief Executive Officer

Dated: June 10, 2016